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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2006

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                         CYCLACEL PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                        0-50626                91-1707622
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                     150 JOHN F. KENNEDY PARKWAY, SUITE 100
                              SHORT HILLS, NJ 07078
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 847-5955

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

         In connection with the filing of its quarterly report on Form 10-Q for the quarter ended March 31, 2006, Cyclacel Pharmaceuticals, Inc. (the "Company")
is hereby filing the historical financial statements of Cyclacel Limited that will also be required to be filed in connection with the completion on March 27,
2006 of the transactions contemplated by the Stock Purchase Agreement, dated as of December 15, 2005, as amended (the "Stock Purchase Agreement"), by and between the Company (formerly Xcyte Therapies, Inc.) and Cyclacel Group plc. The
Current Report on Form 8-K required to be filed in connection with such transaction was filed with the Securities and Exchange Commission on March 30,
2006. The amendment to such report to include the required financials statements will be filed no later than June 6, 2006. A portion of those financial statements are being filed herewith in order to assist investors in their review of the Company's quarterly report filed on May 15, 2006.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             Number    Description

             99.1      Historical audited financial statements of Cyclacel
                       Limited together with the related report of the
                       independent registered public accounting firm.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYCLACEL PHARMACEUTICALS, INC.
Dated: May 16, 2006

                                  By: /s/ Paul McBarron
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                                      Name:  Paul McBarron
                                      Title: Executive Vice President, Finance &
                                             Chief Operating Officer

                                  EXHIBIT INDEX
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Number        Description

99.1          Historical audited financial statements of Cyclacel Limited together with the related report of the independent registered public accounting firm.